Exhibit 10.3.5

                                                                  EXECUTION COPY

                               AMENDMENT NO. 4 TO
                           LOAN AND SECURITY AGREEMENT

      AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT, dated as of March 30, 2006, entered into by and among Wachovia Bank, National Association, as successor by merger to Congress Financial Corporation, a national banking association, in its capacity as agent acting for and on behalf of the parties to the Loan Agreement (as hereinafter defined) as lenders (in such capacity, "Agent"), the parties to the Loan Agreement as lenders (each individually a "Lender" and collectively, "Lenders"), Atlas Air, Inc., a Delaware corporation ("Atlas Air"), Polar Air Cargo, Inc., a California corporation ("Polar", and together with Atlas Air, each individually, a "Borrower" and collectively, "Borrowers"), Atlas Air Worldwide Holdings, Inc., a Delaware corporation ("Atlas Holdings") and Airline Acquisition Corp I, a Delaware corporation ("AACI", and together with Holdings, each individually, a "Guarantor" and collectively, "Guarantors").

                              W I T N E S S E T H:

      WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated November 30, 2004, by and among Agent, Lenders, Borrowers and Guarantors as amended by Amendment No. 1 to Loan and Security Agreement, dated as of May 31, 2005, Amendment No. 2 to Loan and Security Agreement, dated July 25, 2005, by and among Agent, Lenders, Borrowers and Guarantors and Amendment No. 3 to Loan and Security Agreement, Consent and Waiver, dated as of October, 2005 and as further amended hereby (as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement", and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated, or replaced, collectively, the "Financing Agreements");

      WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to certain amendments to the Loan Agreement and Agent and Lenders are willing to so agree, subject to the terms and conditions contained herein; and

      WHEREAS, by this Amendment No. 4, Agent, Lenders, Borrowers and Guarantors desire and intend to evidence such amendments;

      NOW, THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. DEFINITIONS.

            (a) ADDITIONAL DEFINITION. As used herein, the following term shall have the meaning given to it below, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definition:

                  "AMENDMENT NO. 4" shall mean this Amendment No. 4 to Loan and Security Agreement by and among Agent, Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            (b) INTERPRETATION. For purposes of this Amendment No. 4, unless otherwise defined herein, all capitalized terms used herein which are defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement.

      2. FINANCIAL STATEMENTS AND OTHER INFORMATION. Section 9.6(a)(ii) of the Loan Agreement is hereby amended by deleting the reference therein to "ninety
(90) days" and substituting "one hundred twenty (120) days" therefor.

      3. REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Agent and Lenders pursuant to the other Financing Agreements, each of Borrowers and Guarantors, jointly and severally, hereby represents, warrants and covenants with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

            (a) This Amendment No. 4 has been duly authorized, executed and delivered by all necessary corporate action on the part of each Borrower and Guarantor which is a party hereto, and is in full force and effect as of the date hereof, and the agreements and obligations of Borrowers and Guarantors contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against them in accordance with their terms.

            (b) All of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date. Notwithstanding the foregoing, the Agent, on behalf of the Lenders, acknowledges that Polar received a formal request for information in connection with the U.S. Government's investigation into air cargo pricing practices (the "Investigation") and that, while the Investigation has not had, and Atlas Holdings does not expect the Investigation to have, a Material Adverse Effect, the Agent, on behalf of the Lenders, agrees that the representation in Section
8.6 of the Loan Agreement shall be deemed to be qualified by reference to the Investigation for purposes of this Amendment No. 4.

            (c) No Default or Event of Default exists or has occurred and is continuing.

            (d) All necessary actions and proceedings required by the Financing Agreements in connection with this Amendment No. 2, applicable law or regulation and the transactions contemplated thereby have been duly and validly taken in accordance with the terms thereof, and all required consents thereto under any agreement, document or instrument to which Borrowers and Guarantors are a party, and all applicable consents or approvals of governmental authorities, have been obtained.

      4. CONDITIONS PRECEDENT. The effectiveness of the amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

            (a) Agent shall have received, as of the date hereof, this Amendment No. 4 duly authorized, executed and delivered by the parties hereto, and

            (b) no Default or Event of Default shall exist or have occurred.

      5. EFFECT OF THIS AMENDMENT. This Amendment No. 4 constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as expressly amended pursuant hereto and except for the amendments expressly contained herein, no other changes or modifications or waivers to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment No. 4, the provisions of this Amendment No. 4 shall control.

      6. GOVERNING LAW. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York).

      7. BINDING EFFECT. This Amendment No. 4 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      8. COUNTERPARTS. This Amendment No. 4 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 4, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 4 by telecopier shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 4. Any party delivering an executed counterpart of this Amendment No. 4 by telecopier also shall deliver an original executed counterpart of this Amendment No. 4, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 4 as to such party or any other party.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered by their authorized officers as of the day and year first above written.

                                           BORROWERS

                                           ATLAS AIR, INC.


                                           By: /s/ Dorinda Pannozzo
                                               ---------------------------------
                                           Title: Staff Vice President
                                                  Assistant Treasurer
                                                  ------------------------------

                                           POLAR AIR CARGO, INC.


                                           By: /s/ Dorinda Pannozzo
                                               ---------------------------------
                                           Title: Staff Vice President
                                                  Assistant Treasurer
                                                  ------------------------------

                                           GUARANTORS

                                           ATLAS AIR WORLDWIDE
                                           HOLDINGS, INC.


                                           By: /s/ William C. Bradley
                                               ---------------------------------
                                           Title: Vice President & Treasurer
                                                  ------------------------------

                                           AIRLINE ACQUISITION CORP I


                                           By: /s/ William C. Bradley
                                               ---------------------------------
                                           Title: Vice President & Treasurer
                                                  ------------------------------

AGREED:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as successor by merger to Congress Financial Corporation, as Agent and Lender


By: /s/ Dave Luce
    --------------------
Title: VICE PRESIDENT
       -----------------